UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

Starbucks Corporation

(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South,

Seattle, Washington 98134

(Address of principal executive offices) (Zip Code)

(206) 447-1575

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

Item 8.01	Other Events.

On May 16, 2016, Starbucks Corporation (“Starbucks” or the “Company”) completed a public offering pursuant to an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, under which Starbucks agreed to issue and sell to the several underwriters $250,000,000 aggregate principal amount of its 2.100% Senior Notes due 2021 (the “2021 Notes”) and $500,000,000 aggregate principal amount of its 2.450% Senior Notes due 2026 (the “2026 Notes” and together with the 2026 Notes, the “Notes”).

The Notes are being issued under the Indenture, dated as of August 23, 2007 (the “Base Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as supplemented, in respect of the 2021 Notes, by the Fifth Supplemental Indenture, dated as of February 4, 2016 (the “Fifth Supplemental Indenture”), and in respect of the 2026 Notes, by the Sixth Supplemental Indenture, dated as of May 16, 2016 (the “Sixth Supplemental Indenture” and, together with the Base Indenture and the Fifth Supplemental Indenture, the “Indenture”), by and between the Company and the Trustee.

Starbucks will pay interest on the 2021 Notes on each February 4 and August 4, beginning on August 4, 2016. The 2021 Notes will mature on February 4, 2021. At any time prior to January 4, 2021 (one month prior to the maturity date of the 2021 Notes), Starbucks may redeem the 2021 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on and after January 4, 2021, Starbucks may redeem the 2021 Notes at par, plus accrued and unpaid interest.

Starbucks will pay interest on the 2026 Notes on each June 15 and December 15, beginning on December 15, 2016. The 2026 Notes will mature on June 15, 2026. At any time prior to March 15, 2026 (3 months prior to the maturity date of the 2026 Notes), Starbucks may redeem the 2026 Notes at a redemption price equal to 100% of the principal amount of such series, plus a “make whole” premium as described in the Indenture and accrued and unpaid interest. At any time on and after March 15, 2026, Starbucks may redeem the 2026 Notes at par, plus accrued and unpaid interest.

In addition, upon the occurrence of a change of control triggering event of either series of the Notes (which involves the occurrence of both a change of control and a below investment grade rating of the applicable series of the Notes by Moody’s and S&P), Starbucks will be required to make an offer to repurchase such series of the Notes at a price equal to 101% of the principal amount of such series of the Notes, plus accrued and unpaid interest.

The Notes will be the Company’s senior unsecured obligations and will rank equally in right of payment with all of the Company’s other senior unsecured indebtedness, whether currently existing or incurred in the future. The Notes will be effectively subordinated to any existing or future indebtedness or other liabilities, including trade payables, of any of the Company’s subsidiaries. The Notes are subject to customary covenants and events of default, as set forth in the Indenture.

The foregoing disclosure is qualified in its entirety by reference to the Base Indenture, the Fifth Supplemental Indenture, with respect to the 2021 Notes, and the Sixth Supplemental Indenture, with respect to the 2026 Notes. The Base Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-190955) (the “Registration Statement”) and is incorporated herein by reference. The Fifth Supplemental Indenture was filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on February 4, 2016, and is incorporated herein by reference. The Sixth Supplemental Indenture is attached hereto as Exhibit 4.4 and incorporated herein by reference.

In addition, in connection with the public offering of the Notes, Starbucks is filing the Underwriting Agreement and certain other items listed below as exhibits to this Current Report on Form 8-K for the purpose of incorporating such items into the Registration Statement. Such items filed as exhibits to this Current Report on Form 8-K are hereby incorporated into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2016, by and among Starbucks Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein

4.1	Indenture, dated as of August 23, 2007, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-190955) filed on September 3, 2013)

4.2	Fifth Supplemental Indenture, dated as of February 4, 2016, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on February 4, 2016)

4.3	Form of 2.100% Senior Notes due February 4, 2021 (included in Exhibit 4.2)

4.4	Sixth Supplemental Indenture, dated as of May 16, 2016, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee

4.5	Form of 2.450% Senior Notes due June 15, 2026 (included in Exhibit 4.4)

5.1	Opinion of Jones Day

5.2	Opinion of Robert L. Villaseñor

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Robert L. Villaseñor (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION
Dated: May 16, 2016
	By:	/s/ Sophie Hager Hume

Sophie Hager Hume
vice president, assistant general counsel and assistant secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2016, by and among Starbucks Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, acting as representatives of the several underwriters named therein

4.1	Indenture, dated as of August 23, 2007, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (SEC Registration No. 333-190955) filed on September 3, 2013)

4.2	Fifth Supplemental Indenture, dated as of February 4, 2016, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on February 4, 2016)

4.3	Form of 2.100% Senior Notes due February 4, 2021 (included in Exhibit 4.2)

4.4	Sixth Supplemental Indenture, dated as of May 16, 2016, by and between Starbucks Corporation and Deutsche Bank Trust Company Americas, as trustee

4.5	Form of 2.450% Senior Notes due June 15, 2026 (included in Exhibit 4.4)

5.1	Opinion of Jones Day

5.2	Opinion of Robert L. Villaseñor

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Robert L. Villaseñor (included in Exhibit 5.2)